SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]         Preliminary Proxy Statement
[  ]         Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]         Definitive Proxy Statement
[X]         Definitive Additional Materials
[  ]         Soliciting Material Pursuant to Section 240.14a-12

Old Mutual Funds II
-----------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies: ______.

3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _______.

4.	Proposed maximum aggregate value of transaction: _______.

Total fee paid: _______.

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

5.	Amount Previously Paid:

6.	Form, Schedule or Registration Statement No.: Total fee paid: _________.

7.	Filing Party:

8.	Date Filed: January 11, 2010

Proxy Factsheet	IMPORTANT DATES:
	Record Date:	December 11, 2010
	Meeting Date:	March 11, 2010
SPECIAL MEETING SHAREHOLDERS OF THE:	Mail Date:	January 5, 2010

OLD MUTUAL CASH RESERVES FUND	Meeting Time:	10:00 a.m., Mountain time
Old Mutual Cash Reserves Fund Class A 68002T556	Location:	4643 South Ulster Street, 7th Floor
Old Mutual Cash Reserves Fund Class Z 68002Q461		Denver, CO 80237
Old Mutual Cash Reserves Fund Institutional 68002T531

MUTUAL FUND ADVISOR:	CONTACT INFO:
Old Mutual Capital, Inc.	Inbound Line:	1-800-821-8784
	Fund Number:	1-888-772-2888
	Website:	www.oldmutualus.com

What is happening?

A Special Meeting of Shareholders will be held on March 11, 2010 at 4643 South Ulster Street, 7th Floor, Denver, Colorado 80237, 10:00 a.m. Mountain time.

The proxy material commenced mail on January 5, 2010.  The package included:

1.	Proxy Statement
2.	Proxy Card

What am I being asked to vote on?

There are two proposals to be voted on at the Meeting:

1.	To approve a new sub-advisory agreement with Dwight Asset Management Company LLC for the Fund.

2.	To approve a modification of the Fund’s fundamental investment restriction on industry concentration.

How should I vote?

The Board of Directors unanimously approved the proposals and recommends that you vote FOR each proposal.

PROPOSAL REVIEW:

1. To approve a new sub-advisory agreement with Dwight Asset Management Company LLC for the Fund.

Why am I being asked to vote on a new sub-advisory agreement?

By approving the new sub-advisory agreement the Fund’s sub-advisory fee will have a reduced annual rate with no minimum annual fee. The Board recommends this proposal because all other terms remain identical to the current sub-advisory agreement, and the new sub-adviser (Dwight Asset Management LLC) will continue to maintain the daily operations of the Fund such as:
•	Manage the investment operations and composition of the Fund’s assets according to the Fund’s investment objective, policies and restrictions.
•	Provide supervision of the Fund’s investments.
•	Determine what investments and securities will be purchased.
•	Place orders with or through such persons, brokers or dealers to carry out policies.
•	Provide its portfolio managers to discuss the investment affairs.
•	Assist in fair valuation of securities.

Will the proposed Sub-Advisory Agreement result in higher contractual expenses for the Fund?
No. The Board of Trustees has approved a reduction to the Fund’s investment management fee from an annual rate of 0.40% to an annual rate of 0.18%, which is contingent upon, and will become effective with, the proposed Sub-Advisory Agreement.

Under the proposed Sub-Advisory Agreement, the base sub-advisory fee paid by Old Mutual Capital to Dwight would be reduced from an annual rate of 0.10%, currently paid under the Wellington sub-advisory agreement, to 0.09%.  In addition, the $50,000 minimum annual sub-advisory fee paid by Old Mutual Capital under the Wellington sub-advisory agreement will be eliminated.

Finally, the expense limitations for Class A shares of the Fund will be reduced by 0.43%, from 0.98% to 0.55%, the expense limitations for Class Z shares of the Fund will be reduced by 0.43%, from 0.73% to 0.30%, and the expense limitations for the Institutional Class shares will be reduced by 0.53%, from 0.73% to 0.20%.

Who is Dwight?
Dwight is a Delaware limited liability company located at 100 Bank Street, Burlington, Vermont 05401.  Dwight is a majority-owned subsidiary of Old Mutual (US) Holdings, Inc. and an affiliate of Old Mutual Capital.  Dwight currently provides sub-advisory services to the Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund.  Dwight manages and supervises the investment of these funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Dwight has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983.  Dwight managed approximately $69.3 billion in assets as of September 30, 2009.

PROPOSAL 2. To approve a modification of the Fund’s fundamental investment restriction on industry concentration.

What is the proposed modification to the Fund’s fundamental investment restriction on industry concentration?
A Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.

The proposal provides to modify the Fund’s fundamental investment restriction on industry concentration to exclude from that restriction the Fund’s investment in obligations issued by U.S. branches of foreign banks.

What is the purpose of the proposed modification to the Fund’s fundamental investment restriction on industry concentration?
Modifying the fundamental investment restriction provides the Fund with additional flexibility when investing in commercial paper and certificates of deposit issued by U.S. branches of foreign banks.

Has the Fund’s Board approved the proposals?
Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposals.

-------------------------------------

VOTING METHODS

Registered Shareholders (REG at the beginning of account number)

By Phone:	Call 800-821-8784. The shareholder will need the control number and check digit found on the right side of the card below the fold line

By Internet:	Go to www.proxyonline.com and follow the instructions found on the website. Shareholders will need the control number and check digits found on the right side of the card below the fold line.

Beneficial Shareholders (NOBO at the beginning of account number)

By Touchtone:	800-690-6903 and follow the simple instructions. Shareholders will need their control number found on the top right of their proxy card.

By Internet:	Go to www.proxyvote.com and follow the instructions found on the website. Shareholders will need their control number found on the top right of their proxy card.

Account Search

The TAG ID is located on the bottom left corner of the proxy card.  See below for sample.

SAMPLE PROXY CARD FOUND ON THE FOLLOWING PAGE.

OLD MUTUAL
Funds II

PROXY CARD

OLD MUTUAL CASH RESERVES FUND
OLD MUTUAL FUNDS II

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2010

The undersigned shareholder of Old Mutual Cash Reserves Fund (the "Fund"), hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 11, 2009, at a Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc., 4643 South Ulster Street, 7th Floor, Denver, Colorado 80237, on March 11, 2010 at 10:00 a.m. Mountain time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. You may obtain directions to the Meeting by calling 888-772-2888.

IF NO SPECIFICATIONS ARE MADE AND THIS PROXY IS SIGNED AND DATED, THE PROXY SHALL BE VOTED "FOR" THE PROPOSALS.

Dated ____

Signature(s) (Title(s), if applicable): (Sign in the Box)

Dated ____

Signature(s) (Joint Owners) (Sign in the Box)

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, each holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. **INTERNET:** Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

2. **TOUCHTONE PHONE:** Simply dial toll-free 1-866-628-8859 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. **MAIL:** Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:

123456789123

Important notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on March 11, 2010:
The proxy statement is available online at www.proxyonline.com. Please have your Control Number available at the time you plan to login.

TAG ID: 12345678 SCANNER BAR CODE CUSIP: MERGE DATA